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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 28, 2001



                     PACIFIC AEROSPACE & ELECTRONICS, INC.

             (Exact name of registrant as specified in its charter)


  Washington                         0-26088                     91-1744587
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation or
 organization)

430 Olds Station Road, Third Floor, Wenatchee, WA                        98801
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number,
including area code:                                              (509) 667-9600
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Item 5.  Other Events
---------------------

On June 28, 2001, the Company issued a press release, which is attached to this current report as Exhibit 99.1 and incorporated by reference in this current report.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial Statements
     --------------------

None required.

(b)  Pro Forma Financial Information
     -------------------------------

Not applicable.

(c)  Exhibits
     --------

The following is filed as an exhibit to this current report:

99.1 Press release dated June 28, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PACIFIC AEROSPACE & ELECTRONICS, INC.


                    By: /s/ Sheryl A. Symonds
                        ---------------------
                        Sheryl A. Symonds
                        V.P. Administration & General Counsel, Secretary



Dated:  June 29, 2001

                                       2
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                                 EXHIBIT INDEX


Exhibit
Number    Description

99.1      Press release dated June 28, 2001.